Exhibit 10.1

SUBJECT TO FRE 408
PRIVILEGED AND CONFIDENTIAL

AMENDMENT NO. 3 TO
FORBEARANCE AND STANDSTILL AGREEMENT

This AMENDMENT NO. 3 TO THE FORBEARANCE AND STANDSTILL AGREEMENT (as defined below), dated as of February 22, 2016 (this “Third Amendment”), is by and among Eagle Bulk Shipping Inc., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands (the “Borrower”), the companies party to the Forbearance Agreement as guarantors, each a limited liability company formed and existing under the laws of the Republic of the Marshall Islands (collectively, the “Guarantors” and, together with the Borrower, the “Obligors”, and any one of them, individually, an “Obligor”) and the banks and financial institutions party to the Forbearance Agreement as “Specified Lenders” (such parties, constituting all of the “Specified Lenders” under and as defined in the Forbearance Agreement, collectively, the “Specified Lenders”, and any one of them, individually, a "Specified Lender") (the Specified Lenders together with the Obligors, collectively, the “Parties”, and any one of them, individually, a “Party”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Specified Lenders, the other banks and financial institutions party to the Loan Agreement as “Lenders” (collectively, the “Lenders”), ABN AMRO Capital USA LLC, as agent for the Lenders (in such capacity, the “Agent”), and ABN AMRO Capital USA LLC, as security trustee for the Lenders (the “Security Trustee”, and together with the Agent and the Lenders, collectively, the “Lender Parties”, and any one of them, individually, a “Lender Party”) are parties to that certain Loan Agreement dated as of October 9, 2014 and as amended by an Amendatory Agreement dated as of August 14, 2015 (as so amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Guarantors and the Specified Lenders are party to that certain Forbearance and Standstill Agreement, dated as of January 15, 2016 (as heretofore amended, restated, supplemented or otherwise modified and in effect prior to the date hereof, including by (i) that certain Amendment No. 1 to Forbearance and Standstill Agreement, dated February 1, 2016 and (ii) that certain Limited Waiver to the Loan Agreement and Amendment No. 2 to Forbearance and Standstill Agreement (the “Waiver and Second Amendment”), dated February 9, 2016, the “Existing Forbearance Agreement” and as modified and amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Forbearance Agreement”); and

WHEREAS, the Obligors have requested that the Specified Lenders make certain amendments to the Existing Forbearance Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, the Specified Lenders have agreed to make such amendments solely upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.     Defined Terms. Unless otherwise defined herein, terms defined in the Existing Forbearance Agreement or the Loan Agreement and used herein shall have the respective meanings given to them in the Existing Forbearance Agreement or the Loan Agreement, as applicable.

2.     Amendment to Recital Paragraph of the Existing Forbearance Agreement. The date of “February 23, 2016” set forth in the sixth recital paragraph of the Existing Forbearance Agreement is hereby deleted in its entirety and “March 1, 2016” is inserted in lieu thereof.

3.     Representations and Warranties. Each Obligor hereby represents and warrants to the Lender Parties as of the date hereof as follows:

(a)     Such Obligor (i) is duly incorporated or formed and validly existing and in good standing under the law of its jurisdiction of incorporation or formation and (ii) is duly qualified and in good standing as a foreign company in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where, in each case, the failure to so qualify or be licensed and be in good standing could not reasonably be expected to have a Material Adverse Effect or which may affect the legality, validity, binding effect or enforceability of this Third Amendment or the Forbearance Agreement.

(b)     Such Obligor has the capacity and has taken all action, if applicable, and no consent of any person is required, for it to execute this Third Amendment and to comply with its obligations hereunder. This Third Amendment has been duly executed and delivered on behalf of each Obligor.

(c)     This Third Amendment constitutes the legal, valid and binding obligations of each Obligor enforceable against it in accordance with their respective terms, subject to any relevant insolvency laws affecting creditors’ rights generally.

(d)     The execution of this Third Amendment by each Obligor and compliance by each Obligor herewith will not result in a contravention of (i) any law or regulation, (ii) the constitutional documents of any Obligor or (iii) any contractual or other obligation or restriction which is binding on any Obligor or any of its assets.

(e)     Other than the Specified Defaults, no Potential Event of Default or Event of Default has occurred and is continuing as of the date hereof.

4.     Reaffirmation and Grant of Security Interests; Reaffirmation of Guarantee.

(a)     Each Obligor has created Security Interests in favor of the Security Trustee, on behalf of the Lenders and the Swap Banks, on the Collateral as provided in the Finance Documents. Each Obligor hereby acknowledges that it has reviewed the terms and provisions of this Third Amendment and confirms that each Finance Document to which it is a party (or is otherwise bound by) and all Collateral encumbered thereby will continue to guarantee or secure to the fullest extent possible in accordance with the Finance Documents and applicable law, the payment and performance of the Secured Liabilities.

(b)     Each Obligor acknowledges and agrees that, except as expressly set forth in this Third Amendment and the Forbearance Agreement, any of the Finance Documents to which it is a party or is otherwise bound by shall continue in full force and effect and that all of its obligations thereunder shall be legal, valid and binding obligations of each Obligor, enforceable against such Obligor in accordance with their terms, subject to any relevant insolvency laws affecting creditors’ rights generally, and shall not be impaired or limited by the execution or effectiveness of this Third Amendment or the Forbearance Agreement.

(c)     By executing this Third Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liabilities under the provisions of each Finance Document to which it is a party remain in full force and effect, and that the execution and delivery of this Third Amendment and the Forbearance Agreement and any and all documents executed in connection herewith or therewith shall not alter, amend, reduce or modify any of its obligations or liabilities under Clause 16 of the Loan Agreement or any other provision of any Finance Documents to which it is a party.

5.    No Waivers. Other than the Waiver and Second Amendment, this Third Amendment and the Forbearance Agreement, no settlement, agreement or understanding (A) entered into with respect to the Finance Documents or (B) purporting to amend, modify or qualify the Finance Documents or to waive any rights or obligations set forth therein shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until signed, or specifically agreed, pursuant to the terms and conditions of Clause 28.1 of the Loan Agreement.

6.     Effectiveness; Conditions Precedent. This Third Amendment shall become effective on the date on which each of the Borrower, each of the Guarantors and each of the Specified Lenders shall have executed and delivered a copy hereof.

7.     Release. Each Obligor, each Obligor’s respective successors-in-title, legal representatives, and assignees and, to the extent the same is claimed by right of, through, or under any Obligor, their past, present, and future employees, agents, representatives, officers, directors, shareholders, and trustees, do hereby forever remise, release, and discharge each Lender Party, and each Lender Party’s respective successors-in-title, affiliates, subsidiaries, legal representatives, and assignees, past, present, and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys, and other professionals (collectively, the “Lender Group”), from any and all manner of action and actions, cause and causes of action, defenses, counterclaims, setoffs, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery, or relief (including subordination of claims) (collectively, “Claims”) on account of any loss, liability, obligation, demand, or cause of action of whatever nature relating to, arising out of, or in connection with the Loan Agreement or any other Finance Document, including, but not limited to, acts, omissions to act, actions, negotiations, discussions, and events resulting in the finalization and execution of this Third Amendment or the Forbearance Agreement, as, among, and between the Obligors and the Lender Parties, such Claims whether now accrued and whether now known or hereafter discovered, from the beginning of time through the date hereof, and specifically including, without any limitation, any claims of liability asserted or that could have been asserted with respect to, arising out of, or in any manner whatsoever connected directly or indirectly with any “lender liability-type” claim.

8.     No Challenge. The Obligors agree that their obligations under the Finance Documents, this Third Amendment and the Forbearance Agreement are legal, valid and binding obligations of each Obligor, enforceable against such Obligor in accordance with their terms, subject to any relevant insolvency laws affecting creditors’ rights generally.

9.     Miscellaneous.

(a)     The provisions of this Third Amendment shall inure to the benefit of and be binding upon the Parties and their respective successors and assigns (as and to the extent assignment is permitted in accordance with the Forbearance Agreement and the Loan Agreement), and shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of law thereof. This Third Amendment is a Finance Document. The terms of this Third Amendment may not be changed, waived, discharged, or terminated orally, but only by an instrument or instruments in writing, signed by the Party sought to be bound. This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original. Each Party executing this Third Amendment represents and warrants that it has the authority to do so and that the person signing on behalf of each Party has been authorized to do so.

(b)     Each of the Borrower and each Guarantor hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, and any appellate court thereof, in any action or proceeding arising out of or relating to this Third Amendment, and each of the Borrower and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State Court or, to the extent permitted by law, in such Federal court.

(c)     This Third Amendment shall not constitute a binding agreement unless and until it has been executed and delivered by each of the Obligors and the Specified Lenders.

(d)     Unless expressly stated herein, this Third Amendment shall be solely for the benefit of the Parties and no other person or entity shall be a third party beneficiary hereof, except for the Agent and the Security Trustee, who shall each be an express third party beneficiary hereof.

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be duly executed and delivered as of the date first above written.

EAGLE BULK SHIPPING INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands, as Borrower

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

[Signature Page to Amendment No. 3]

AVOCET SHIPPING LLC
BITTERN SHIPPING LLC
CANARY SHIPPING LLC
CARDINAL SHIPPING LLC
CONDOR SHIPPING LLC
CRANE SHIPPING LLC
CRESTED EAGLE SHIPPING LLC
CROWNED EAGLE SHIPPING LLC
EGRET SHIPPING LLC
FALCON SHIPPING LLC
GANNET SHIPPING LLC
GOLDEN EAGLE SHIPPING LLC
GOLDENEYE SHIPPING LLC
GREBE SHIPPING LLC
HARRIER SHIPPING LLC
HAWK SHIPPING LLC
IBIS SHIPPING LLC
IMPERIAL EAGLE SHIPPING LLC
JAEGER SHIPPING LLC
JAY SHIPPING LLC
KESTREL SHIPPING LLC
KITE SHIPPING LLC
KITTIWAKE SHIPPING LLC
KINGFISHER SHIPPING LLC
MARTIN SHIPPING LLC
MERLIN SHIPPING LLC
NIGHTHAWK SHIPPING LLC
ORIOLE SHIPPING LLC
OSPREY SHIPPING LLC
OWL SHIPPING LLC
PEREGRINE SHIPPING LLC
PETREL SHIPPING LLC
PUFFIN SHIPPING LLC
REDWING SHIPPING LLC
ROADRUNNER SHIPPING LLC
SANDPIPER SHIPPING LLC
SHRIKE SHIPPING LLC
SKUA SHIPPING LLC
SPARROW SHIPPING LLC
STELLAR EAGLE SHIPPING LLC
TERN SHIPPING LLC
THRASHER SHIPPING LLC
THRUSH SHIPPING LLC
WOODSTAR SHIPPING LLC
Wren Shipping LLC, as Guarantors

By:	/s/ Adir Katzav
Name:	Adir Katzav
Title:	Attorney-in-fact

[Signature Page to Amendment No. 3]

ABN AMRO CAPITAL USA LLC, as Agent and Security Trustee

By: ______________________

Name: Rajbir Talwar   Eric Altmann

Title: Director   Managing Director

[Signature Page to Amendment No. 3]

ABN AMRO CAPITAL USA LLC, as a Specified Lender

By: ______________________________

Name: Rajbir Talwar   Eric Altmann

Title: Director.   Managing Director

[Signature Page to Amendment No. 3]

CIT BANK, N.A., as a Specified Lender

By: ______________________________
Name: Thomas Keefe
Title: Director

[Signature Page to Amendment No. 3]

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Specified Lender

By: ______________________
Name: Jerome DUVAL
Title: Managing Director

By: ______________________
Name: Yannick LE GOURIERES
Title: Director

[Signature Page to Amendment No. 3]

DEUTSCHE BANK AG FILIALE DEUTSCHLANDGESCHÄFT, as a Specified Lender

By: ______________________________
Name:
Title:

[Signature Page to Amendment No. 3]

Confidential

SKANDINAVISKA ENSKILDA BANKEN AB
(PUBL), as a Specified Lender

By: ______________________

Name:
Title: Arne Juell-Skielse   Mikael Bellander

[Signature Page to Amendment No. 3]